UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 19, 2003

                                   ___________

                             Network Appliance, Inc.
             (Exact name of Registrant as specified in its charter)


            Delaware                   0-27130                 77-0307520
(State or other jurisdiction of      (Commission            (I.R.S. Employer
 incorporation or organization)      File Number)         Identification Number)

                               495 East Java Drive
                               Sunnyvale, CA 94089
               (Address of principal executive offices) (Zip Code)

                                 (408) 822-6000
              (Registrant's telephone number, including area code)


 ______________________________________________________________________________

Item 12.

     The information is furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216 (March 27,
2003).

      On August 19, 2003, Network Appliance, Inc. issued a press release announcing its earnings for the first quarter fiscal year 2004. The press release, attached hereto as Exhibit 99.1, is being furnished on this Form 8-K.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


August 19, 2003                                    By: /s/ Steven Gomo
                                                      ------------------------
                                                      Steven J. Gomo
                                                      Chief Financial Officer

                                Index to Exhibits

Exhibit   Description
-------   -----------
 99.1     Press release of Network Appliance, Inc. issued on August 19, 2003.